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                                                                    EXHIBIT 23.1

Interface, Inc.
Atlanta, GA

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our reports dated February 16, 2004, relating to the consolidated financial statements and schedule of Interface, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 28, 2003.

We also consent to the reference to us under the caption "Independent Auditors" in the Prospectus.




                                             /s/ BDD Seidman, LLP
                                             -------------------------------
Atlanta, GA
April 13, 2004

R-220(9/00)